                                                                   EXHIBIT 10.20

                         AGREEMENT TO PURCHASE AND SELL

         TRANSCOASTAL MARINE SERVICES, INC., a ____________ corporation, appearing herein through G. Darcy Klug, its Vice President, duly authorized by resolution of its Board of Directors, a certified copy of which is attached hereto ("Purchaser"), offers to purchase from LINDA WOODSON, CHERYL WOODSON, and PAULA WOODSON ("Seller"), certain property located in Lafayette, Lafayette Parish, Louisiana, and comprised of approximately 14.95 acres, as more particularly described on Exhibit "A" attached hereto, together with all improvements and component parts located thereon, (the "Improvements"); provided, however, SELLER reserves unto herself, her heirs and assigns, all of the oil, gas and other minerals lying under the above described property with a non-surface use clause prohibiting SELLER, her lessees or assigns from utilizing the surface of the said property in any manner, it being expressly understood that all exploration or production of minerals shall be by directional drilling from property other than the said property which is the subject of this Act of Cash Sale, or by means of pooling or unitization. The above listed items being collectively called the "Property."

         1. PURCHASE PRICE. At Closing, Purchaser shall pay to Seller the sum of TWO MILLION AND NO/100 DOLLARS ($2,000,000) for the purchase of the Property (the "Purchase
Price").

         2. DEPOSIT. Purchaser shall not be required to post or to deliver a deposit, this Agreement being concluded in consideration of the mutual obligations assumed by the parties pursuant to that certain Agreement and Plan of Merger effective as of August 12, 1997, and executed by and among Purchaser, Seller, Woodson Acquisition Corp. and Woodson Construction Company, Inc. (the "Company") regarding the acquisition of the Company by Purchaser by way of merger (the "Master Agreement"); Purchaser and Seller agree and stipulate that the right accorded the Purchaser pursuant to this Agreement is predicated upon the conclusion of the Purchaser's merger in accordance with the terms and conditions of the Master Agreement and any title matters objected to by Purchaser are hereinafter referred to as ("Title Defects").

         3. TITLE. Seller shall procure and deliver to Purchaser as soon as practicable, and in any event, on or before August 30, 1997, at Purchaser's expense, a title report or title commitment issued by title insurance companies reasonably acceptable to Purchaser, along with legible copies of all documents referred to in such commitment. The title commitment shall set forth the status of title to the Property, together with all exceptions or conditions to such title, including, but not limited to, all easements, restrictions, rights-of-way, covenants, reservations, and all other encumbrances, affecting the Property. Purchaser may object to any items identified on the title commitment on or before ____________,1997, and Seller shall have until the Closing Date to cure or remove the Title Defects. If Seller, acting with due diligence and best efforts, fails to cure or remove the Title Defects within said period, Purchaser shall have the right, in its sole and exclusive discretion, upon notice to Seller (a) to terminate this Agreement, or (b) to waive its objections to the Title Defects and proceed to Closing in accordance with the terms hereof.


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Purchaser shall have the right but not the obligation to take whatever action it deems appropriate to cure or remove the Title Defects. It is a condition of Purchaser's obligation to close hereunder that an extended coverage ALTA owner's policy of title insurance (Form B, 1970 or other form acceptable to Purchaser) be issued by a title company acceptable to Purchaser and in the amount of the Purchase Price, showing an insurable, good and marketable title in Purchaser subject only to the Title Defects approved by Purchaser ("Title Policy").

          4.   SURVEY, PROPERTY INFORMATION, TESTING AND CONTIGUITY.

         (a) Survey. Seller, at Purchaser's request, will have the Property surveyed, at Purchaser's expense, which Survey shall be acceptable for the issuance of the Title Policy without taking general exception to matters shown on the Survey, which Survey shall be a current survey of the Property, prepared by a licensed surveyor and conforming to current ALTA Minimum Detail Requirements for Land Title Surveys, disclosing the location of all improvements, easements, party walls, sidewalks, roadways, utility lines, and other matters shown customarily on such surveys, and showing access affirmatively to public streets and roads (the "Survey"). The Survey shall disclose any survey defect or encroachment from or onto the Property. The Survey description shall be used in the Deed, as defined below. Approval by Purchaser of the Survey and of matters or issues apparent on the Survey shall be a condition precedent to the Purchaser's obligations to close under this Agreement.

         (b) Title Policy. At the Closing, the Seller shall deliver to Purchaser the title policy ("Title Policy"), acceptable to Purchaser, issued by such title insurance company(ies), subject to those easements, reservations, covenants, conditions and other matters therein specified to the extent that the same do not, in the reasonable judgment of the Purchaser, render title unmarketable or adversely affect the operation, value, use or enjoyment of the Property affected thereby ("Property Title Exceptions"). The Title Policy may be subject to Property Title Exceptions but shall contain no additional exceptions other than the standard preprinted exceptions reasonably acceptable to Purchaser; provided that (i) the standard preprinted exception, if any, for restrictive covenants shall be deleted, except for Property Title Exceptions,
(ii) the standard preprinted survey exception, if any, shall be revised to read "shortages in area" only, (iii) there shall be no exception as to easements, or claims of easements, not shown by the public records, nor any exception as to parties in possession, and (iv) the exception as to the lien for taxes will be limited to the year in which the Closing occurs and taxes not yet due and payable.

         (c) Phase I Environmental Assessment. The Seller will obtain and deliver to Purchaser, as soon as practicable, and in any event on or before September 1, 1997, a Phase I environmental assessment prepared by environmental engineers reasonably acceptable to Purchaser with respect to the Property. Purchaser shall pay the expenses incurred by the Seller in obtaining such assessments. Upon receipt of the Phase I environmental assessment, Purchaser shall immediately deliver same to Seller. Seller shall have thirty (30) days to satisfy all valid objections, and, if Seller acting with due diligence and best efforts, fails to cure or remove the objections,



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Purchaser shall have the right, in its sole and exclusive discretion upon notice to Seller (a) to terminate this Agreement, or (b) to waive its objection and proceed to Closing in accordance with the terms hereof. Also during the period prior to Closing, the Seller and the Company shall afford Purchaser and its representatives the continuing right to inspect, during the Company's normal business hours, the Property and all books, records, contracts, documents and other data pertaining to the use, ownership, operation, or maintenance of the Property (collectively with the Phase I assessment, the "Study").

         (d) Title and Environmental Objections. If for any reason Purchaser, in its sole and absolute discretion, is not satisfied with any matter contained in the Studies, the Survey, or the Property Title Exceptions, or is otherwise not satisfied with the Property, then Purchaser shall notify the Seller in writing of its objection (the "Objections") on or before ____________,1997, describing with specificity the Objections thereto, failing which Purchaser shall be deemed to have waived all such Objections and all remedies therefor pursuant to this Agreement. If Purchaser shall request that the Seller cure such Objections and the Seller has not cured such Objections to Purchaser's satisfaction by the Closing Date, Purchaser shall have the right to terminate this Agreement.

         5. CONVEYANCE. At Closing, Seller shall convey to Purchaser good and marketable title to the Property in fee simple by general warranty deed (the "Deed"), and bill of sale (the "Bill of Sale"), warranting title thereto to be free and clear of all contracts, liens, defects, encumbrances, encroachments, leases, tenancies and occupancies, (except for the existing lease to the Company) and those matters approved by Purchaser in accordance with Section 3 hereof, and current real estate taxes and assessments, both general and special, not then due and payable. Seller shall deliver possession of the Property to Purchaser at Closing in the same condition and state of repair as on the date of Seller's execution of this Agreement, subject only to normal wear, tear, and use since that date. Prior to Closing, Seller shall not take or fail to take any action which would adversely affect the title, condition, or value of the Property, or Purchaser's intended use thereof. Seller shall not enter into any agreements prior to Closing which would materially adversely affect Purchaser's intended use of the Property without Purchaser's prior written consent, which consent may be withheld in Purchaser's sole and exclusive discretion.

         6. TAXES, RENTS, UTILITY CHARGES. Seller shall pay all taxes and assessments on the Property, general and special, levied or assessed for any year prior to that in which the Closing occurs, whether or not such taxes and assessments are then past due or are payable thereafter. All real estate taxes and assessments, and all property taxes on personal property acquired hereunder, if any, for the current year in which the Closing occurs be prorated between the parties as of the Closing Date using the valuation and rate shown on the last available real estate tax bill; provided, however, that any installments of reassessed or other special assessments, whether then due or to become due, together with interest and penalties thereon, if any, shall be paid in full by Seller; and provided further, that the proration of real estate taxes and assessments shall be adjusted after Closing in the event the valuation and/or rate is increased in the tax year up to and

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including the Closing Date, as indicated by the next available real estate tax bill. Rents are to be prorated between the parties as of the Closing Date.

         7. CLOSING. The Act of Sale or Closing ("Closing") of the sale of the Property shall occur before Purchaser's notary public on or before ____________, 1997 ("Closing Date"), subject to extension by mutual consent of the parties in order that the Closing Date coincide with the closing of the transactions anticipated by and referenced in the Master Agreement. At Closing, the costs of conveyance, mortgage, and tax research certificates shall be paid by Purchaser. All other costs shall be for the account of Purchaser.

         8. DEFAULT. If this Agreement is terminated for any reason permitted herein, the parties shall have no further liability and/or obligations hereunder except as expressly provided herein. If Seller breaches or defaults in its performance under this Agreement, Purchaser's sole remedy shall be to seek specific performance. Likewise, if Purchaser breaches or defaults in its performance under this Agreement, Seller's sole remedy shall be to seek specific performance.

         9. REPRESENTATIONS. Seller represents and warrants to Purchaser, subject, however to the schedule of exceptions attached hereto as Exhibit "B", at the time of Seller's acceptance of this Agreement, and continuing to Closing, that:

         (a) Seller has good and marketable title in fee simple to the Property, free and clear of any security interest, easements, covenants, or other restrictions, except for installments of specific assessments not yet delinquent and easements, covenants, and other restrictions which do not impair the current use, occupancy or value, or the marketability of title of the Property; has authority to execute, deliver and perform this Agreement and each instrument and agreement to be executed and delivered by Seller pursuant hereto, and the taking by Seller of the actions contemplated hereby;

         (b) To the best of Seller's knowledge, there is no threatened or pending proceeding to which Seller is a party or of which it has been given notice or is otherwise aware concerning zoning, condemnation, impairment of access, tax adjustment or similar proceeding, assessment or plan by any governmental entity which could affect the Property;

         (c) There are no pending, or to the best of Seller's knowledge, threatened actions, lawsuits, investigations, condemnation proceedings or administrative actions to be brought in any court or before a governmental entity relating to the Property or which does or could have an effect on the ability of Purchaser to own and operate the Property for Purchaser's use, encumber or burden the Property, prevent the execution, delivery or performance of this Agreement by Purchaser or Seller, or delay or prohibit Closing; neither are there any unsatisfied judgments or consent decrees which could have any such effect;

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         (d) To the best of Seller's knowledge, with respect to the use, operation or maintenance of the Property, Seller and the Company are in compliance with all statutes, ordinances, orders, writs, injunctions or decrees, including but not limited to zoning ordinances, building codes or laws;

         (e) Other than the Company, there are no tenants, under written or oral leases, parties in possession, adverse possessors or other occupants on the Property, and Seller has not accepted or granted any other agreements, rights of first refusal, offers or options to purchase or lease the Property;

         (f) Seller has not made an assignment for the benefit of creditors and is not insolvent or bankrupt;

         (g) The legal description for the Property attached hereto describes such Property fully and adequately, the buildings and improvements are located within the boundary lines of the described parcels of land, are not in violation of applicable setback requirements, zoning laws, and ordinances (and none of the properties or buildings or improvements thereon is subject to "permitted non-conforming use" or "permitted non-conforming structure" classifications), and do not encroach on any easement which may burden the land, and, the Property does not serve any adjoining property for any purpose inconsistent with the use of the Property, and the Property is not located within any flood plain or subject to any similar type restriction for which any permits or licenses necessary to the use thereof have not been obtained;

         (h) All facilities have received all approvals of governmental authorities (including licenses and permits) required in connection with the ownership or operation thereof and have been operated and maintained in accordance with such approvals and applicable laws, rules, and regulations;

         (i) There are no leases, subleases, licenses, concessions, or other agreements, written or oral, granting to any party or parties the right of use or occupancy of any portion of the parcel of real property;

         (j) To the extent necessary or desirable for the use or operation of facilities located on the Property, such facilities are supplied with utilities and other services, including gas, electricity, water, telephone, sanitary sewer, and storm sewer, all of which services are adequate in accordance with all applicable laws, ordinances, rules, and regulations;

         (k) The Property abuts on and has direct vehicular access to a public road, or has access to a public road via a permanent, irrevocable, appurtenant easement benefitting the parcel of real property, and access to the Property is provided by paved public right-of-way with adequate curb cuts available;


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         (l) The Property is not located within an area that has been designated by the Federal Insurance Administration, the Army Corps of Engineers or any other governmental agency or body as being subject to special flooding hazards;

         (m) The Seller has received no notice of violation of any applicable zoning or building regulation, ordinance or other law, order, regulation or requirement relating to the operations of the Company, or any notice of default under any material lease, contract, commitment, license or permit, relating to the use and operation of the Property. The Seller has received no notice that any law or regulation presently in effect or condition precludes or restricts continuation of the present use of the Property;

         (n) The Seller, the Company and the Property, including, without limitation, its businesses, facilities, property, vessels, and equipment have been and are currently in compliance, in all material respects, with all applicable federal, state, and local laws, rules, and regulations of all authorities, including without limitation, applicable Environmental Laws (as hereinafter defined), and the Company, the Seller and the Property have all permits, certificates, and licenses required to operate their businesses, facilities, property, vessels, and equipment, including, without limitation, any relating to the generation, processing, treatment, discharge, storage, transport, disposal, or other management of chemicals and other hazardous materials, of waste materials of any kind, and those relating to the protection of environmentally sensitive areas. There is no adverse effect on the Property or any of the facilities, properties, vessels or equipment of the Seller, or with respect to function, use, or value of any such assets, resulting from any hazardous or toxic substance, or any pollutant or contaminant, or as a result of exposure to petroleum or any by-product thereof. "Environmental Laws" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Resource Conservation and Recovery Act of 1976, and the Occupational Safety and Health Act of 1970, each as amended, together with all other laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof) concerning pollution or protection of the environment, public health and safety including laws relating to emissions, discharges, releases, or threatened releases of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes in ambient air, surface water, ground water, or lands or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes;

         (o) There are no actions, suits, audits, investigations, unfair labor practices charges, complaints, claims, grievances or proceedings with respect to the Seller or the Property, or before or by any federal, state, municipal, foreign or other governmental department, commission, board, bureau, agency or instrumentality, nor are there any such actions, suits, audits, investigations, unfair labor practices charges, complaints, claims, grievances or proceedings that are known to be threatened against the Seller or the Property; and

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         (p) The improvements on the Property (i) have been constructed in a good and workmanlike manner, free from defects in workmanship and material and, to the best of Seller's knowledge, do not require any repair or replacement other than minor, routine maintenance; and (ii) have been constructed and are being occupied, maintained, and operated in compliance with all applicable laws, regulations, insurance requirements, contracts, leases, permits, licenses, ordinances, restrictions, building setback lines, covenants, reservations, and easements, and the Sellers has received no notice, written or oral, claiming any violation of any of the same or requesting or requiring the performance of any repairs, alterations, or other work in order to so comply.

          10.  MISCELLANEOUS.

         (a) Expropriation or Casualty. If, prior to Closing, the Property or any part thereof shall be, or becomes known to Purchaser or Seller (who shall notify Purchaser promptly) to be, or threatened to be condemned or otherwise acquired for public purposes, or if access to the Property shall be, or become known to Purchaser or Seller to be, or threatened to be restricted or denied through eminent domain, or the exercise of police power, all of the above-described events collectively referred to as "Expropriation"), or if any portion of the Property shall be destroyed or damaged by fire or other casualty, as determined by Purchaser, then in any such case, Purchaser, upon notice to Seller, may elect (i) to terminate this Agreement, or (ii) to receive from the proceeds of any insurance payable to Seller upon such damage or destruction, or from any award paid or payable to Seller as a result of the Expropriation, as the case may be, an appropriate credit against the balance of the Purchase Price to be paid by Purchaser.

         (b) Transfer Taxes - Commissions. Seller shall defend, indemnify and hold harmless Purchaser, its successors, assigns, directors, officers, employees and agents from and against any liability, including court costs and attorneys' fees, for any commissions by any real estate agent or broker utilized by Seller in this transaction.

         (c) Notices. Any and all notices provided under this Agreement must be in writing and shall be deemed given when delivered in person, or when deposited with Federal Express or other similar overnight service, return receipt requested, or when deposited in the United States mails, postage prepaid for certified mail, return receipt requested, or upon actual receipt of a facsimile or other similar transmission (provided that a copy of the facsimile is delivered or deposited within twenty-four [24] hours in the manner specified above), properly addressed to the parties. For purposes of notice, the addresses of the parties shall be as follows:


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         If to SELLER to:



         With a copy to:



         If to PURCHASER to:  ________________________
                              505 Lorie Avenue, Suite I
                              Lafayette, Louisiana 70507
                              Attention: Mr. G. Darcy Klug

         With a copy to:      Robert J. Viquet, Jr.
                              Chamberlain, Hrdlicka, White, Williams ~ Martin
                              1200 Smith Street, Suite 1400
                              Houston, Texas 70002-4310




         Either party may designate a different address for receiving notices hereunder by giving at least ten (10) days written notice thereof to the other parry.

         (d) Waiver. Except as otherwise specifically provided in this Agreement, no failure or delay on the part of either party in exercising any of their respective rights hereunder upon any failure by the other party to perform or observe any condition, covenant or provision herein contained shall operate as a waiver thereof, nor shall any single or partial exercise of any of such rights preclude any other or further exercise thereof or the exercise of any other right hereunder. No waiver or release of any of the terms, conditions or provisions of this Agreement shall be valid or asserted or relied upon by either Party hereto or offered in any judicial proceeding or otherwise, unless the same is in writing and duly executed by the party against whom such waiver or release is being asserted.

         (e) Construction. This Agreement shall be governed and performed in accordance with the laws of the State of Louisiana.

         (f) Severability. This Agreement is intended to be performed in accordance with and only to the extent permitted by all applicable laws, ordinances, rules and regulations. If any provision of this Agreement or the application thereof to any person, entity, or circumstance, shall for any reason and to any extent be held to be invalid or unenforceable, the remainder of this Agreement and the application of such provision to the other person or circumstance shall not be affected thereby, but rather shall be enforced to the greatest extent permitted by law.

         (g) Counterparts. This Agreement may be executed in any number of counterparts, which together shall constitute the understanding of the parties hereto.


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

         (h) Dates. If any deadline set forth herein falls on a Saturday, Sunday or holiday, the deadline shall be extended to the next business day.

         (i) Captions. The captions in this Agreement and in any addenda or exhibits attached hereto are used for reference purposes only and they in no way define, limit or prescribe the scope or intent of this Agreement or any provisions hereof.

         (j) Survival. The terms of this Agreement shall not survive Closing.

         (k) Further Assurances. The parties agree to execute such other documents as may be required from time to time to give effect to the terms contained herein and the intent hereof.

         (l) Counsel. The parties acknowledge that they have had an opportunity to consult with legal counsel and to study and negotiate the terms and provisions of this Agreement. The draftsmanship or authorship of this Agreement, any addenda hereto and any interlineation hereof shall not be construed in favor of or against either party, it having been negotiated and adopted fully and freely by both parties.

         IN WITNESS WHEREOF, this Agreement has been duly executed by the undersigned this ____ day of ______________ 1997, having first read and understood the terms contained herein and the purpose, intent and effects hereof.


WITNESS:                             PURCHASER:

By:                                  TRANSCOASTAL MARINE SERVICES, INC.
   -------------------------
Print:
      ----------------------


By:                                  By:
   -------------------------            ----------------------------------
Print:                                    G. Darcy Klug, Vice President
      ----------------------



                                    SELLER:



By:
   -------------------------            ----------------------------------
Print:                                    LINDA WOODSON
      ----------------------


By:
   -------------------------
Print:
      ----------------------

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By:
   -------------------------            ----------------------------------
Print:                                    CHERYL WOODSON
      ----------------------


By:
   -------------------------
Print:
      ----------------------

By:
   -------------------------            ----------------------------------
Print:                                    PAULA WOODSON
      ----------------------


By:
   -------------------------
Print:
      ----------------------

                            ACKNOWLEDGMENT (SELLER)

STATE OF LOUISIANA

PARISH OF ___________

         BEFORE ME, A Notary Public in and for said Parish and State, personally appeared the above-named _____________________, who is personally known to me and acknowledged that he did sign the foregoing instrument and that the same is his free act and deed.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at ______________________, this ____ day of __________________ 1997.


                                             -----------------------------

                                             -----------------------------
                                             Notary Public

My Commission Expires:





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



                           ACKNOWLEDGMENT (PURCHASER)

STATE OF LOUISIANA

PARISH OF ____________

         BEFORE ME, a Notary Public in and for said Parish and State, personally appeared the above-named Linda Woodson, who is personally known to me and acknowledged that he did sign the foregoing instrument and that the same is his free act and deed.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at _________________________, this ______ day of 1997.



                                             -----------------------------

                                             -----------------------------
                                              Notary Public

My Commission Expires:



STATE OF LOUISIANA

PARISH OF ____________

         BEFORE ME, a Notary Public in and for said Parish and State, personally appeared the above-named Cheryl Woodson, who is personally known to me and acknowledged that he did sign the foregoing instrument and that the same is his free act and deed.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at _________________________, this ______ day of 1997.



                                             -----------------------------

                                             -----------------------------
                                             Notary Public

My Commission Expires:

STATE OF LOUISIANA

PARISH OF ____________

         BEFORE ME, a Notary Public in and for said Parish and State, personally appeared the above-named Paula Woodson, who is personally known to me and acknowledged that he did sign the foregoing instrument and that the same is his free act and deed.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at _________________________, this ______ day of 1997.



                                             -----------------------------

                                             -----------------------------
                                             Notary Public

My Commission Expires:




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



                                  EXHIBIT "A"

                              PROPERTY DESCRIPTION

That certain tract of land containing (14.95) acres, more or less, together with all buildings and improvements thereon and all rights, ways, privileges and servitude thereunto appertaining, situated in Sections 55 and 51, Township 10 South, Range 4 East, being more particularly described on that certain plat of survey prepared by Domingue, Szabo and Associates, Inc., C.E., dated March 14, 1975 and recorded under entry number 642029 of the records of the Clerk of Court of Lafayette Parish, Louisiana, incorporated herein by reference thereto. Said tract being bounded now or formerly as follows: North by Willis Comeaux; East by Allen and Eugene Begnaud; South by Beadle Road and/or P. Alex Langlinais; and on the West by Sidney Guidry. Being the same tract of land acquired by Seller from Louis Woodson by Act of Sale dated December 20, 1979 and recorded under entry number 79-32625 of the records of the Clerk of Court of Lafayette Parish, Louisiana.

SELLER reserves unto herself, her heirs and assigns, all of the oil, gas and other minerals lying under the above described property with a non-surface use clause prohibiting SELLER, her lessees or assigns from utilizing the surface of the said property in any manner, it being expressly understood that all exploration or production of minerals shall be by directional drilling from property other than the said property which is the subject of this Act of Cash Sale, or by means of pooling or unitization.

                                  EXHIBIT "B"

                             SCHEDULE OF EXCEPTIONS

Section 9(a): Easements or Servitudes:

          An apparent electrical servitude or easement runs diagonally across the property with visible poles and transmission lines.

          The property may also be subject to non-apparent servitudes or easements of record in the office of the Clerk of Court of Lafayette Parish, Louisiana.

Section 9(e)(i): Property is subject to the following written and oral leases

          Written Lease Agreement dated , entered into by and between Seller, as Lessor, and John A. Hendry, D.D.S. This lease shall be for a period of fifteen (15) years, commencing July 1, 1997 and expiring on June 30, 2012. However, LESSEE may cancel this Lease Agreement upon giving LESSOR at least ninety (90) days written notice, so long as LESSEE is not in default of any terms and conditions hereof. LESSEE agrees to pay as rental for the Leased Premises the sum of TWO THOUSAND ($2,000.00) DOLLARS per month, for each and every month of the lease from July 1, 1997 through June 30, 2012. Each monthly rental payment shall be due by the first day of the month to which the payment relates.

          This property is subject to an oral, month to month lease, with Lige Frank Dunaway, III, D.D.S., Lessee. The current rental is $1,000.00 per month.

          This property is subject to an oral, month to month lease, with Welch & Malloy, Ltd., a professional dental corporation, Lessee. The current rental is $2,500.00 per month.

          This property is subject to an oral month to month lease, with Winston B. Diel, D.D.S., Lessee. The current rental is $1,000.00 per month.

Section 9 (g): Permitted Non-Conforming Use:

          The Kori fabrication shop is a "permitted non-conforming use". The shop was operating when City of Lafayette annexed the property. The shop is classified as industrial, while the zoning classification is business. Thus, the Kori fabrication shop has been grandfathered in and is a permitted non-conforming use.